UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 26, 2017

LAYNE CHRISTENSEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34195 (Commission File Number)	48-0920712 (I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd., Ste. 800

The Woodlands, Texas  77380

(Address of principal executive offices)(Zip Code)

(281) 475-2600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

We are filing this Current Report on Form 8-K (the “Report”) for the purpose of updating our Form 10-K (“Annual Report”) for the fiscal year ended January 31, 2017 filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2017 to update the following items for all periods presented and to update our Risk Factors.

•

In the first quarter of fiscal year 2018, Layne Christensen Company (the “Company”, “Layne”, “we” or “us”) sold substantially all of the assets of its Heavy Civil business. The results of operations related to the Heavy Civil business have been retrospectively presented as discontinued operations for all periods presented.

•

As part of management’s continued analysis in connection with the Water Resources Business Performance Initiative, we determined a better reflection of cost of revenues is to include indirect project manager costs that historically have been presented in selling, general and administrative expenses. We have corrected all periods presented in the accompanying Consolidated Statement of Operations. The correction had no effect on net loss and does not affect the Consolidated Balance Sheets.

•

Gain on sale of fixed assets were previously reported in other income (expense), net within the Condensed Consolidated Statement of Operations, rather than separately as part of income (loss) from operations or within cost of revenues as per SEC Regulation S-X guidance. We have corrected all periods presented in the accompanying Consolidated Statement of Operations. The change in presentation had no effect on net loss and does not affect the Consolidated Balance Sheets.

The information contained in this Form 8-K updates certain schedules and supersedes the original filing of the Annual Report. Each Item updated in the Annual Report is filed as a separate exhibit (filed as Exhibits 99.1 through 99.5) to this Report. This Form 8-K does not modify or update other disclosures as presented in the original Annual Report.

This filing includes updates only to the portions of Part I Item 1, Part I Item 1A, Part II Item 6, Part II Item 7 and Part II Item 8 of the Annual Report that specifically relate to the aforementioned items, as applicable, and to update our Risk Factors. The updated Items included in this Report (including the Risk Factors) have not been updated for any information, events or circumstances occurring or existing after the date the Annual Report was originally filed, except for the aforementioned items. In particular, and without limitation, we have provided certain forward-looking information in the updated Items. This information has not been updated from the information provided in the Annual Report as originally filed because it was not affected by the aforementioned items.

This Report should be read in conjunction with the Annual Report (except for the portions of Part I Item 1, Part I Item 1A, Part II Item 6, Part II Item 7 and Part II Item 8 updated in this Form 8-K), Form 10-Q’s for the quarters ended April 30, 2017, July 31, 2017 and October 31, 2017 and our other reports on Form 8-K filed during fiscal year 2018.

FORWARD-LOOKING STATEMENTS

This Report, including but not limited to those discussed in “Item 1A. Risk Factors” in Exhibit 99.2 to this Form 8-K, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Exhibit 99.4 to this Form 8-K, the Form 10-Q’s for the quarters ended April 30, 2017, July 31, 2017 and October 31, 2017 and any subsequent filings with the SEC, all of which are available on the SEC’s website at www.sec.gov and on the Investors section of our website at www.layne.com, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Such statements may include, but are not limited to, statements of plans and objectives, statements of future economic performance and statements of assumptions underlying such statements, and statements of management’s intentions, hopes, beliefs, expectations or predictions of the future. Forward-looking statements can often be identified by the use of forward-looking terminology, such as “should,” “intended,” “continue,” “believe,” “may,” “hope,” “anticipate,” “goal,” “forecast,” “plan,” “estimate” and similar words or phrases. Such statements are based on current expectations and are subject to certain risks, uncertainties and assumptions, including but not limited to: estimates and assumptions regarding our strategic direction and business strategy, the timely and effective execution of turnaround strategy for Water Resources, the extent and timing of a recovery in the mining industry, prevailing prices for various commodities, longer term weather patterns, unanticipated slowdowns in our major markets, the availability of credit, the risks and uncertainties normally incident to our drilling and infrastructure services industries, the impact of competition, the effect of any deregulation or other initiatives by the Trump Administration, the effectiveness of operational changes expected to reduce operating expenses and increase efficiency, productivity and profitability, the availability of equity or debt capital needed for our business, including the refinancing of our existing indebtedness as it matures, worldwide economic and political conditions and foreign currency fluctuations that may affect our results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially and adversely from those anticipated, estimated or projected. These forward-looking statements are made as of the date of this filing, and we assume no obligation to update such forward-looking statements or to update the reasons why actual results could differ materially from those anticipated in such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 23.1 Consent of Deloitte & Touche LLP

Exhibit 99.1 an updated Part I, Item 1 (Business) to adjust for the Heavy Civil business now reported as discontinued operation, excluding the Business Strategy, Seasonality, Regulation and Employee sections which were not affected by the presentation of the discontinued operation.

Exhibit 99.2 an updated Part I, Item 1A (Risk Factors)

Exhibit 99.3 an updated Part II, Item 6 (Selected Financial Data) to recast the Heavy Civil business as discontinued operation, reflect indirect project manager cost in cost of revenues which were previously presented in selling, general and administrative expense and to reflect net gain on sale of fixed assets separately which was previously reported in other income (expense), net within the Consolidated Statement of Operations.

Exhibit 99.4 an updated Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operation), which updates the discussion of our results of operations for the year ended January 31, 2017 compared to the year ended January 31, 2016 and for the year ended January 31, 2016 compared to the year ended January 31, 2015 to recast the Heavy Civil business as discontinued operation, reflect indirect project manager cost in cost of revenues which were previously presented in selling, general and administrative expense and to reflect net gain on sale of fixed assets separately which was previously reported in other income (expense), net within the Consolidated Statement of Operations.

Exhibit 99.5 an updated Part II, Item 8 (Financial Statements and Supplementary Data) to recast the Heavy Civil business discontinued operation, reflect indirect project manager cost in cost of revenues which were previously presented in selling, general and administrative expense and to reflect net gain on sale of fixed assets separately which were previously reported in other income (expense), net within the Consolidated Statement of Operations.

Exhibit 101.	INS XBRL Instance Document
101	SCH XBRL Taxonomy Extension Schema Document
101	CAL XBRL Taxonomy Extension Calculation Linkbase Document
101	DEF XBRL Taxonomy Extension Definition Linkbase Document
101	LAB XBRL Taxonomy Extension Label Linkbase Document
101	PRE XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company
(Registrant)

Date: February 26, 2018	By:	/s/ Michael Anderson
J. Michael Anderson Senior Vice President and Chief Financial Officer

4